UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2005

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-10524 (Commission File Number)	54-0857512 (I.R.S. Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado (Address of principal executive offices)	80129 (Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

     The materials included in Exhibit 99.1 of this report will be presented by United Dominion Realty Trust, Inc. on April 7, 2005 at the Annual Real Estate Investors Conference hosted by Credit Suisse First Boston in New York City.

     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
99.1	Presentation materials

1

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: April 7, 2005	/s/ Scott A. Shanaberger
Scott A. Shanaberger
Senior Vice President and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation materials

3